                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 14, 2003




                          MINORPLANET SYSTEMS USA, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                            0-26140                   51-0352879
-------------------------------          ----------------        ----------------------
(State or Other Jurisdiction of          (Commission File          (I.R.S. Employer
Incorporation or Organization)                Number)            Identification Number)


               1155 Kas Drive, Suite 100, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000




          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are filed with this document:

          Exhibit No.      Description
          99.1             Press Release dated April 14, 2003 announcing
                           earnings for the second fiscal quarter ended February
                           28, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         On April 14, 2003, Minorplanet Systems USA, Inc. issued a press release with respect to its financial results for the second fiscal quarter ended February 28, 2003. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         In accordance with SEC Release 33-8216 issued March 27, 2003, the information required by Item 12 is being provided under Item 9.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MINORPLANET SYSTEMS USA, Inc.



                                        /s/ W. Michael Smith
                                        ---------------------------------------
                                        W. Michael Smith
                                        Executive Vice President,
                                        Chief Financial Officer and Treasurer

Date: April 17, 2003




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
EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Press Release dated April 14, 2003 announcing
                           earnings for the second fiscal quarter ended February
                           28, 2003.
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